UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

Diamond Management & Technology Consultants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

John Hancock Center

875 North Michigan Avenue, Suite 3000

Chicago, Illinois 60611

(Address of principal executive offices)

312-255-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The registrant filed an amendment to its Proxy Statement on Schedule 14A on August 29, 2008 in connection with the annual meeting of stockholders of Diamond Management & Technology Consultants, Inc. to be held on September 9, 2008. Proposal 3 in the Proxy Statement asks the stockholders to consider and act upon a proposal to adopt an Employee Stock Purchase Plan to replace Diamond’s current employee stock purchase plan which is due to expire and terminate on April 21, 2009.

On August 29, 2008, the Board of Directors of Diamond approved a modification to the proposed Employee Stock Purchase Plan to reduce the number of shares available for purchase under such plan from 3,000,000 to 2,500,000. All other terms of the Proxy Statement and of the proposed Employee Stock Purchase Plan remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Management & Technology Consultants, Inc.

By:	/s/ KARL E. BUPP
Karl E. Bupp
Chief Financial Officer

August 29, 2008